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                                                                    EXHIBIT 10.2

                               UTi WORLDWIDE INC.

                                AFFILIATED LENDER
                          REGISTRATION RIGHTS AGREEMENT

            THIS AFFILIATED LENDER REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of November 23, 2004, by and among UTi WORLDWIDE INC., a British Virgin Islands company (the "Company"), and each of the holders of ordinary shares of the Company listed on the signature page hereto (each an "Affiliated Lender" and, collectively, "Affiliated Lenders").

                                    RECITALS

      A. Supply Solutions Ltd. ("SSL"), a British Virgin Islands corporation, proposes to merge (the "Merger") with United Services Technologies Limited ("Uniserv") pursuant to a plan of merger. On the consummation of the Merger, Uniserv will assume all the obligations under certain credit facilities (the "Credit Facilities") to be entered into between SSL and each of the dealers separately identified to the Company (collectively, the "Dealers").

      B. Pursuant to the Credit Facilities, it is expected that Uniserv will enter into certain collar transactions (the "Collars") between itself and each of the Dealers relating to ordinary shares of the Company.

      C. In connection with the Collars, the Dealers expect to borrow from time to time ordinary shares of the Company that the Dealers may sell pursuant to a registration statement (the "Registration Statement") to be filed by the Company, which includes ordinary shares held by the Affiliated Lenders as of the date hereof for the purpose of lending such shares to the Dealers (the "Shares").

      D. Pursuant to a separate registration rights agreement dated on or about the date hereof, the Company has granted certain registration rights to Uniserv (the "Registration Rights Agreement").

            In consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

            "Act" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

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            "Commission" or "SEC" shall mean the United States Securities and
Exchange Commission.

            "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement with the SEC in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement.

      2. Registration Rights.

            2.1 Affiliated Lender Registration Rights. Solely to permit the Dealers to borrow the Shares from the Affiliated Lenders for purposes of hedging the Dealers' exposure under the Collars through sales of ordinary shares of the Company registered pursuant to the Registration Statement (the "Registered Offering"), the Company hereby agrees to register each Affiliated Lender's Shares, as they shall request, to permit the Shares to be loaned to the Dealers for delivery in connection with the Registered Offering. The Affiliated Lenders agree not to use the Registration Statement for any purpose other than as specified in the previous sentence. The Affiliated Lenders shall have the right to withdraw any of their Shares included in the Registration Statement by giving notice to the Company prior to five (5) days before the expected effectiveness of such Registration Statement.

            2.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Shares of any Affiliated Lender that (i) such Affiliated Lender furnish to the Company such true and correct information regarding itself, the Shares held by it or him, or otherwise as may be necessary or advisable, and
(ii) such Affiliated Lender cooperate with the Company and its counsel in connection with such registration.

            2.3 Other Registration Rights. Nothing in this Agreement shall prevent the Company from granting registration rights to others, including rights which are superior to the rights contained in this Agreement. Affiliated Lenders shall not have the right to obtain or seek an injunction restraining or otherwise delaying any registration as a result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

            2.4 Termination of Registration Rights. Affiliated Lenders hereby agree that any rights they have hereunder to have the Shares registered shall terminate upon the termination of the registration rights granted under the Registration Rights Agreement, as provided for in such agreement.

      3. Representations and Warranties. Each of the Affiliated Lenders hereby, severally and not jointly, represents and warrants to the Company as follows:

            3.1 To the extent such Affiliated Lender is a corporation, such Affiliated Lender (i) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has all requisite corporate power and authority to carry out and perform its obligations under this Agreement.

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            3.2 This Agreement has been duly authorized (in the case of
Affiliated Lenders that are corporations), executed and delivered by such Affiliated Lender and constitutes the valid and binding obligation of such Affiliated Lender enforceable in accordance with its terms except as such enforceability may be subject to any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, equitable subordination or other laws relating to or affecting creditor's rights and general principles of equity including concepts of materiality, reasonableness, good faith and fair dealing.

            3.3 Such Affiliated Lender has good, valid and marketable title to such Affiliated Lender's Shares, with full right, power and authority to sell, assign, transfer and deliver all such Shares hereunder.

      4. Expenses. Each of the Affiliated Lenders shall be responsible for all his or its own individual costs, expenses and fees incurred by him or it, including, without limitation, such Affiliated Lender's filing fee (to the extent such fee is not paid by Uniserv), in each case in connection with this Agreement and any registration provided for hereunder.

      5. Indemnification. In the event any Shares are included in a Registration
Statement:

            5.1 Affiliated Lender Indemnity. Each of the Affiliated Lenders will, severally and not jointly, indemnify and hold harmless the Company, its partners, members, directors, officers, employees and its affiliates and each person, if any, who controls such person within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of any prospectus) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such Affiliated Lender specifically for use therein and identified as such information, or (ii) relate to the lending of Shares to the Dealers under the Collars, other than losses, claims, damages and liabilities attributable to a decline in the Company's stock price resulting primarily from the announcement by the Company of the transactions contemplated by those agreements. Each of the Affiliated Lenders will reimburse the foregoing for any out of pocket legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, as such expenses are incurred.

            5.2 Company Indemnity. The Company will indemnify and hold harmless each Affiliated Lender, its partners, members, directors, officers and its affiliates and each person, if any, who controls such person within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under

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the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of any prospectus) not misleading, and will reimburse the foregoing for any out of pocket legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any underwriter, any Dealer or by Uniserv specifically for use therein, as provided hereunder, in any underwriting agreement or any registration rights agreement or similar agreement entered into between the Company and Uniserv.

      6. Miscellaneous

            6.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York, without giving effect to the conflicts of laws principles thereof.

            6.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the registration rights hereunder shall not be assignable by the Affiliated Lenders.

            6.3 Severability. If any provisions of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto.

            6.4 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, among the parties with respect hereto.

            6.5 Legal Representation. Each Affiliated Lender acknowledges that counsel for the Company has represented only the interests of the Company in connection with the matters addressed herein and each Affiliated Lender has been advised to seek the advice of his or its own legal counsel with respect to the matters addressed herein.

            6.6 Amendment and Waivers. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the Company and each of the Affiliated Lenders.

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            6.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, and all of which together shall constitute one and the same instrument.

                            [signature page follows]

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[SIGNATURE PAGE TO AFFILIATED LENDER REGISTRATION RIGHTS AGREEMENT]

      IN WITNESS WHEREOF, this Agreement is hereby executed as of the date first above written.

"COMPANY"                              UTi WORLDWIDE INC.

                                       By: /s/ Lawrence R. Samuels
                                       -------------------------------------
                                       Name: Lawrence R. Samuels
                                       Title: Chief Financial Officer

"AFFILIATED LENDERS"                   PTR HOLDINGS  INC.

                                       By: /s/ Roger I. MacFarlane
                                       -------------------------------------
                                       Name: Roger I. MacFarlane
                                       Title: Authorized Signatory

                                       UNION-TRANSPORT HOLDINGS INC.

                                       By: /s/ Roger I. MacFarlane
                                       -------------------------------------
                                       Name: Roger I. MacFarlane
                                       Title: Authorized Signatory

                                       WAGONTRAILS INVESTMENTS N.V.

                                       By: /s/ M. J. Wessels
                                       -------------------------------------
                                       Name: M. J. Wessels
                                       Title: Authorized Signatory

                                       ALAN C. DRAPER

                                       /s/ Alan C. Draper
                                       -------------------------------------

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